Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated September 29, 2023

to the currently effective Statutory Prospectus (the "Prospectus"), dated May 1, 2023, as may be supplemented from time to time, for Series N (Managed Asset Allocation Series) (the "Fund")

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Adrian Bachman (Director and Portfolio Manager) is added as a portfolio manager of Series N (Managed Asset Allocation Series).

No other changes to the portfolio management team for the Fund are being made. Accordingly, references to the portfolio managers for the Fund are updated to reflect the change described above effective immediately.

The section of the Statutory Prospectus entitled "Investment Managers—Portfolio Managers" is amended by adding the below paragraph:

Adrian Bachman, Director and Portfolio Manager of Security Investors, has co-managed Series N (Managed Asset Allocation Series) since September 2023. Mr. Bachman joined Security Investors in 2014. In addition to his portfolio management responsibilities, he also conducts research on various quantitative equity strategies. Before joining Security Investors, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager at Arrow, he aided in the management of various alternative and equity funds and served on the firm's investment committees. Before that, Mr. Bachman spent eleven years at Rydex Investments, now a part of Guggenheim Investments. As portfolio manager, Mr. Bachman managed a sector rotation strategy and several sector funds and aided in the management of other tradable Rydex funds. Mr. Bachman has a B.S. in finance and international business from the University of Maryland, College Park, and has earned the Chartered Financial Analyst® designation.

Please Retain This Supplement for Future Reference

VTSN-SUP-0923x0524